UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2006

                          Science Dynamics Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                    000-10690                22-2011859
-----------------------------  --------------------------  ---------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                          7150 N. Park Drive, Suite 500
                              Pennsauken, NJ 08109
                              --------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (856) 910-1166

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

         On January 18, 2006, Science Dynamics Corporation (the "Company") issued a press release announcing that the Company issued a letter to shareholders from the Company's CEO Paul Burgess. The letter summarizes the Company's business strategy and significant events during the fiscal year ended December 31, 2005.

         The information in this report (including Exhibit 99.1) shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit
Number                           Description
--------------------------------------------------------------------------------
99.1                  Press release issued January 18, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Science Dynamics Corporation


Date: January 23, 2006                      /s/ Joe Noto
                                            ------------------------------------
                                            Joe Noto
                                            Chief Financial Officer